SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018 (May 31, 2018)

LCNB CORP.

(Exact name of Registrant as specified in its Charter)

Ohio	0-26121	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 932-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

On May 31, 2018, LCNB Corp. (“LCNB”) consummated the merger of (i) Columbus First Bancorp, Inc. (“CFB”) with and into LCNB and (ii) Columbus First Bank, an Ohio state chartered bank and wholly-owned subsidiary of CFB, with and into LCNB National Bank, a national bank and wholly-owned subsidiary of LCNB (the “Merger”), in accordance with the Agreement and Plan of Merger, dated as of December 20, 2017, by and between LCNB and CFB (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, each share of CFB common stock was converted into the right to receive 2.00 LCNB common shares. Cash was paid in lieu of fractional shares and for unexercised CFB options at closing.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference into this Current Report on Form 8-K as Exhibit 2.1.

LCNB issued a press release on June 1, 2018 announcing the consummation of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, LCNB’s board of directors (the “Board of Directors”) approved, effective as of immediately following the effective time of the Merger, the appointment of William G. (“Rhett”) Huddle to serve on the Board of Directors. Prior to the consummation of the Merger, Mr. Huddle served as Chairman and Chief Executive Officer of CFB. No committee assignments have yet been made for Mr. Huddle. An additional director from CFB will be added to the Board of Directors at a later date.

Mr. Huddle will be entitled to receive compensation consistent with the previously disclosed standard arrangements for non-employee directors as described in LCNB’s proxy statement for its 2018 annual meeting of shareholders filed on March 9, 2018, which disclosure is incorporated herein by reference.

Mr. Huddle is not a party to any transaction, or series of transactions, with LCNB required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01   Regulation FD Disclosure.

The information set forth in Item 2.01 and Item 5.02 of this Current Report on Form 8-K and in the press release attached as Exhibit 99.1 is incorporated in this Item 7.01 by reference.

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

2.1

Agreement and Plan of Merger dated as of December 20, 2017, by and between LCNB Corp. and Columbus First Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LCNB with the Securities and Exchange Commission on December 21, 2017)

99.1

Press release issued by LCNB Corp. on June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: June 1, 2018	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer